16525/016/SHAREOFFERING/EDGAR/apr_8k.txt

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 April 10, 2001
                     --------------------------------------
                Date of Report (Date of earliest event reported)


                                  PepsiCo, Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


                                 North Carolina
                        ---------------------------------
                 (State or other jurisdiction of incorporation)


              1-1183                                  13-1584302
     (Commission File Number)             (IRS Employer Identification No.)



                700 Anderson Hill Road, Purchase, New York 10577
                   -------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (914) 253-2000

Item 5. Other Information

     In connection with its planned merger with The Quaker Oats Company, PepsiCo, Inc. announced on April 9, 2001 that it agreed to sell 13.2 million shares of its Capital Stock in an offering underwritten by Merill Lynch & Co.

     The Underwriting Agreement and the Terms Agreement, each dated as of April 9, 2001 among PepsiCo, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, are attached as exhibits 5.1 and 5.2, respectively, hereto.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

        Exhibit Number

                 5.1 Underwriting Agreement dated as of April 9, 2001 among PepsiCo, Inc. and Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                 5.2 Terms Agreement dated April 9, 2001 among PepsiCo, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 10, 2001                        PepsiCo, Inc.



                                             By: /s/ Lawrence F. Dickie
                                                 -----------------------
                                                 Lawrence F. Dickie
                                                 Vice President,
                                                 Associate General Counsel
                                                 and Assistant Secretary

                                  EXHIBIT INDEX


           Exhibit Number

                 5.1 Underwriting Agreement dated as of April 9, 2001 among PepsiCo, Inc. and Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                 5.2 Terms Agreement dated April 9, 2001 among PepsiCo, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.